EXHIBIT 2

JOINT FILING AGREEMENT

We, the signatories of the Amendment No. 2 to Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

Dated: September 21, 2020

BROOKFIELD ASSET MANAGEMENT, INC.

By:	/s/ Jessica Diab

Name:	Jessica Diab
Title:	Vice President – Legal & Regulatory

PARTNERS LIMITED

By:	/s/ Brian Lawson

Name:	Brian Lawson
Title:	President

BROOKFIELD PRIVATE EQUITY INC.

By:	/s/ A.J. Silber

Name:	A.J. Silber
Title:	Director

BROOKFIELD US INC.

By:	/s/ Kathy Sarpash

Name:	Kathy Sarpash
Title:	Secretary

BROOKFIELD PRIVATE EQUITY HOLDINGS LLC

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

BROOKFIELD PRIVATE EQUITY DIRECT INVESTMENTS HOLDINGS LP

By:	Brookfield Private Equity Inc., its general partner:

By:	/s/ A.J. Silber

Name:	A.J. Silber
Title:	Director

BROOKFIELD CAPITAL PARTNERS LTD.

By:	/s/ A.J. Silber

Name:	A.J. Silber
Title:	Director

BROOKFIELD HOLDINGS CANADA INC.

By:	/s/ Kathy Sarpash

Name:	Kathy Sarpash
Title:	Vice-President and Secretary

BROOKFIELD PRIVATE FUNDS HOLDINGS INC.

By:	/s/ Kathy Sarpash

Name:	Kathy Sarpash
Title:	Senior Vice President

BROOKFIELD CANADA ADVISER, LP

By:	Brookfield Private Funds Holdings Inc., its general partner:

By:	/s/ Karly Dyck

Name:	Karly Dyck
Title:	Senior Vice President

BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (CANADA), L.P.

By:	Brookfield Private Funds Holdings, Inc., its general partner:

By:	/s/ Karly Dyck

Name:	Karly Dyck
Title:	Senior Vice President

TITAN CO-INVESTMENT GP, LLC

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

BROOKFIELD PRIVATE EQUITY GROUP HOLDINGS LP

By:	Brookfield Private Equity Inc., its general partner:

By:	/s/ A.J. Silber

Name:	A.J. Silber
Title:	Director

BROOKFIELD TITAN HOLDINGS LP

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

BCP TITAN MARGIN AGGREGATOR, L.P.

By:	Titan Margin Investment GP LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

TITAN MARGIN INVESTMENT GP LLC

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

TITAN CO-INVESTMENT-AC, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

TITAN CO-INVESTMENT-CN, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

TITAN CO-INVESTMENT-DS, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

TITAN CO-INVESTMENT-FN, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

TITAN CO-INVESTMENT-GLH, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

TITAN CO-INVESTMENT-HI, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

TITAN CO-INVESTMENT-ICG, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

TITAN CO-INVESTMENT-LB, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

TITAN CO-INVESTMENT-MCG, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

TITAN CO-INVESTMENT-MRS, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

TITAN CO-INVESTMENT-RBS, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

BCP TITAN AGGREGATOR, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

BCP TITAN SUB AGGREGATOR, L.P.

By:	Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Luke Ricci

Name:	Luke Ricci
Title:	Director, Legal

LONGHORN CAPITAL GS LP

By:	Longhorn Capital Ltd., its general partner:

By:	/s/ A.J. Silber

Name:	A.J. Silber
Title:	Authorized Signatory

OAKTREE CAPITAL MANAGEMENT, LP

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE FF INVESTMENT FUND CLASS F HOLDINGS, L.P.

By:	Oaktree FF Investment Fund GP, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, LP
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE FF INVESTMENT FUND GP, LTD.

By:	Oaktree Capital Management, LP
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE FF INVESTMENT FUND, L.P. - CLASS B

By:	Oaktree FF Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree FF Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE FF INVESTMENT FUND GP, L.P.

By:	Oaktree FF Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE FF INVESTMENT FUND GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE HUNTINGTON INVESTMENT FUND, L.P.

By:	Oaktree Huntington Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Huntington Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE HUNTINGTON INVESTMENT FUND GP, L.P.

By:	Oaktree Huntington Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE HUNTINGTON INVESTMENT FUND GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII (PARALLEL 2), L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII GP, L.P.

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE OPPS VIIIB HOLDCO LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE OPPS X HOLDCO LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE VALUE OPPORTUNITIES FUND GP, L.P.

By:	Oaktree Value Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE VALUE OPPORTUNITIES FUND GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OCM OPPORTUNITIES FUND VII DELAWARE, L.P.

By:	OCM Opportunities Fund VII Delaware GP, Inc.
Its:	General Partner

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

OCM OPPORTUNITIES FUND VII DELAWARE GP, INC.

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

OAKTREE-FORREST MULTI-STRATEGY, LLC (SERIES B)

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OPPS DGY HOLDINGS, L.P.

By:	Oaktree Opportunities Fund IX GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund IX GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND IX GP, L.P.

By:	Oaktree Opportunities Fund IX GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND IX GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII DELAWARE, L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

OAKTREE FUND GP, LLC

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

OAKTREE OPPORTUNITIES FUND VIIIB DELAWARE, L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

OAKTREE OPPORTUNITIES FUND X HOLDINGS (DELAWARE), L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

OAKTREE OPPORTUNITIES FUND XB HOLDINGS (DELAWARE), L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

OCM OPPORTUNITIES FUND VIIB DELAWARE, L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

OAKTREE CAPITAL MANAGEMENT GP, LLC

By:	Atlas OCM Holdings, LLC.
Its:	Managing Member

By:	Oaktree New Holdings, LLC
Its:	Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

ATLAS OCM HOLDINGS, LLC

By:	Oaktree New Holdings, LLC
Its:	Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Senior Vice President